UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2014

APPLE REIT NINE, INC.
(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

000-53603	26-1379210
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.07, 8.01 and 9.01 of Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 21, 2014, a special meeting of the shareholders of the Company (the “Apple Nine special meeting”) was convened. In connection with the Apple Nine special meeting, the Company solicited proxies with respect to a proposal (the “Apple Nine Adjournment Proposal”) to adjourn the Apple Nine special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Nine Merger Proposal or the other proposals considered at the Apple Nine special meeting described below. The shareholders approved the Apple Nine Adjournment Proposal by a vote of 84,979,003 common shares for the Apple Nine Adjournment Proposal and 11,167,660 common shares against. The Apple Nine special meeting was adjourned until February 27, 2014.

The Apple Nine special meeting reconvened on February 27, 2014. At the Apple Nine special meeting, shareholders approved the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among the Company, Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple Seven Acquisition Sub, Inc., a Virginia corporation, and Apple Eight Acquisition Sub, Inc., a Virginia corporation, the related plans of merger, the mergers and the other transactions contemplated by the Merger Agreement (the “Apple Nine Merger Proposal”).

The final voting results for the Apple Nine Merger Proposal are set forth below:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares not owned by or voted under the control of the Company’s directors	98,773,008	10,997,577	1,688,601	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	98,773,008	10,997,577	1,688,601	N/A

The shareholders also approved four proposals to approve an amendment to the Company’s charter that would (i) change the name of the Company to Apple Hospitality REIT, Inc., (ii) increase the number of the Company’s authorized common shares from 400 million to 800 million, (iii) add a provision permitting the Company’s shareholders or board to amend the Company’s bylaws in the event the Company’s common shares are to be listed on a national securities exchange and effective as of the date the Company’s common shares are first listed on a national securities exchange, and (iv) add restrictions on transfer and ownership of the Company’s common shares to protect the Company’s REIT tax status (collectively, the “First Apple Nine Charter Amendment Proposals”).

The final voting results for the First Apple Nine Charter Amendment Proposals are set forth below:

(i) The proposal to approve an amendment to the Company’s charter that would change the name of the Company to Apple Hospitality REIT, Inc:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	98,774,670	10,150,444	2,552,016	N/A
Common Shares not owned by or voted under the control of the Company’s directors	98,756,726	10,150,444	2,552,016	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	98,756,726	10,150,444	2,552,016	N/A

(ii) The proposal to approve an amendment to the Company’s charter that would increase the number of the Company’s authorized common shares from 400 million to 800 million:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	96,492,888	12,381,068	2,603,174	N/A
Common Shares not owned by or voted under the control of the Company’s directors	96,474,944	12,381,068	2,603,174	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	96,474,944	12,381,068	2,603,174	N/A

(iii) The proposal to approve an amendment to the Company’s charter that would add a provision permitting the Company’s shareholders or board to amend the Company’s bylaws in the event the Company’s common shares are to be listed on a national securities exchange and effective as of the date the Company’s common shares are first listed on a national securities exchange:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	98,392,641	10,794,630	2,289,859	N/A
Common Shares not owned by or voted under the control of the Company’s directors	98,374,697	10,794,630	2,289,859	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	98,374,697	10,794,630	2,289,859	N/A

(iv) The proposal to approve an amendment to the Company’s charter that would add restrictions on transfer and ownership of the Company’s common shares to protect the Company’s REIT tax status:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	99,025,716	9,949,113	2,502,301	N/A
Common Shares not owned by or voted under the control of the Company’s directors	99,007,772	9,949,113	2,502,301	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	99,007,772	9,949,113	2,502,301	N/A

The shareholders also approved an amendment to the Company’s charter that would permit the implementation of a 50% reverse stock split of the Company’s common shares in connection with a listing on a national securities exchange (the “Second Apple Nine Charter Amendment Proposal”).

The final voting results for the Second Apple Nine Charter Amendment Proposal are set forth below:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	95,153,758	13,380,817	2,942,555	N/A
Common Shares not owned by or voted under the control of the Company’s directors	95,135,814	13,380,817	2,942,555	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	95,135,814	13,380,817	2,942,555	N/A

The shareholders also approved four proposals to approve an amendment to the Company’s bylaws that would: (i) change the name of the Company in the bylaws to Apple Hospitality REIT, Inc., (ii) provide that the provisions relating to restrictions on transfer and ownership to protect the Company’s REIT tax status apply only to the Company’s common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment, (iii) eliminate Article VIII of the Company’s bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if the Company has no external advisor, and (iv) permit the Company’s board to amend the Company’s bylaws without shareholder approval in the event the Company’s common shares are to be listed on a national securities exchange and effective as of the date the Company’s common shares are first listed on a national securities exchange (collectively, the “Apple Nine Bylaws Amendment Proposals”).

The final voting results for the Apple Nine Bylaws Amendment Proposals are set forth below:

(i) The proposal to approve an amendment to the Company’s bylaws that would change the name of the Company in the bylaws to Apple Hospitality REIT, Inc.:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	98,798,644	10,047,790	2,630,696	N/A
Common Shares not owned by or voted under the control of the Company’s directors	98,780,700	10,047,790	2,630,696	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	98,780,700	10,047,790	2,630,696	N/A

(ii) The proposal to approve an amendment to the Company’s bylaws that would provide that the provisions relating to restrictions on transfer and ownership to protect the Company’s REIT tax status apply only to the Company’s common shares not subject to the transfer and ownership restrictions set forth in the First Apple Nine Charter Amendment:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	97,307,388	10,845,332	3,324,410	N/A
Common Shares not owned by or voted under the control of the Company’s directors	97,289,444	10,845,332	3,324,410	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	97,289,444	10,845,332	3,324,410	N/A

(iii) The proposal to approve an amendment to the Company’s bylaws that would eliminate Article VIII of the Company’s bylaws relating to the employment of the external advisor and provide that other provisions in the bylaws that relate to an external advisor would have no force and effect if the Company has no external advisor.

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	96,441,015	11,306,576	3,729,539	N/A
Common Shares not owned by or voted under the control of the Company’s directors	96,423,071	11,306,576	3,729,539	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	96,423,071	11,306,576	3,729,539	N/A

(iv) The proposal to approve an amendment to the Company’s bylaws that would permit the Company’s board to amend the Company’s bylaws without shareholder approval in the event the Company’s common shares are to be listed on a national securities exchange and effective as of the date the Company’s common shares are first listed on a national securities exchange:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	93,667,176	14,926,323	2,883,631	N/A
Common Shares not owned by or voted under the control of the Company’s directors	93,649,232	14,926,323	2,883,631	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	93,649,232	14,926,323	2,883,631	N/A

The Apple Nine Merger Proposal, the First Apple Nine Charter Amendment Proposals, the Second Apple Nine Charter Amendment Proposal and the Apple Nine Bylaws Amendment Proposals are described in more detail in the joint proxy statement/prospectus of Apple Seven, Apple Eight and the Company dated January 16, 2014.

Item 8.01	Other Events

On February 27, 2014, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the results of the voting at the Apple Nine special meeting.

The mergers will become effective March 1, 2014.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of business acquired.

None.

b. Pro forma financial information.

None.

c. Shell company transaction.

None.

d. Exhibits.

99.1	Press Release dated February 27, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT NINE, INC.
Date: February 28, 2014	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

Exhibit 99.1                      Press Release